UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): June 30, 2020

PFSweb, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-28275	75-2837058
(STATE OR OTHER JURISDICTION OF INCORPORATION)	(COMMISSION FILE NUMBER)	(IRS EMPLOYER IDENTIFICATION NO.)

505 MILLENNIUM DRIVE
ALLEN, TX 75013
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

(972) 881-2900
(REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

N/A
(FORMER NAME OR ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.001 par value	PFSW	NASDAQ Capital Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.07 Submission of Matters of a Vote of Security Holders

On June 30, 2020, PFSweb, Inc. (the “Company”) held its 2020 Annual Meeting of Stockholders at 10:00 a.m. Central Time (the “Annual Meeting”). Only the stockholders of record as of the close of business on May 6, 2020 (the “Record Date”) were entitled to vote at the Annual Meeting. As of the Record Date, 19,466,253 shares of the Company’s common stock were issued, outstanding and entitled to vote, of which 12,571,670 shares were represented, in person or by proxy, at the Annual Meeting, which constituted a quorum. The final results of the stockholder vote on each proposal brought before the Annual Meeting were as follows:

1.The following individuals were elected as directors to serve for a one-year term expiring at the 2021 Annual Meeting, or until his or her successor is qualified and appointed, based upon the following votes:

Nominees	Shares Voted For	Shares Voted Against	Abstained
Ben Rosenzweig	12,459,960	108,679	3,031
Monica Luechtefeld	12,462,768	96,662	12,240
Michael Willoughby	12,509,772	57,867	4,031
Shinichi Nagakura	12,514,688	53,772	3,210
David I. Beatson	11,566,547	993,040	12,083
Peter J. Stein	12,515,616	53,023	3,031
Robert Frankfurt	12,446,423	113,001	12,246
G. Mercedes De Luca	12,514,176	54,306	3,188

2.A non-binding, advisory vote on the compensation of the Named Executive Officers was approved based upon the following votes:

Shares Voted For	Shares Voted Against	Abstained
12,427,558	134,928	9,184

3.The Company's 2020 Stock and Incentive Plan was approved based upon the following votes:

Shares Voted For	Shares Voted Against	Abstained
11,988,386	575,252	8,032

ITEM 8.01 Other Events

On June 30, 2020, the Company issued a press release announcing the results of the Company’s Annual Meeting. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

ITEM 9.01 Financial Statements and Exhibits

(d) Exhibits.  The following exhibit is filed with this document:

Exhibit No.	Description
99.1	Press Release Issued June 30, 2020

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PFSweb, Inc.

Dated: July 1, 2020	By:	/s/ Thomas J. Madden
Thomas J. Madden
Executive Vice President, Chief Financial Officer